Investments	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Investments	Investments
As at December 31, 2022 and 2021, the Company had the following investment:

	2022	2021
Investment in PrairieSky Royalty Ltd.	$491	$309
INVESTMENT IN PRAIRIESKY ROYALTY LTD.
The Company’s 22.6 million common shares investment in PrairieSky Royalty Ltd. ("PrairieSky") does not constitute significant influence, and is accounted for at fair value through profit or loss, measured at each reporting date. As at December 31, 2022 the market price per common share was $21.70 (December 31, 2021 – $13.63; December 31, 2020 – $10.09).
As at December 31, 2022, the Company’s investment in PrairieSky was classified as a current asset. PrairieSky is in the business of acquiring and managing oil and gas royalty income assets through indirect third-party oil and gas development.
The (gain) loss from the investment in PrairieSky was comprised as follows:

	2022	2021	2020
(Gain) loss from investment	$(182)	$(81)	$117
Dividend income	(14)	(7)	(9)
	$(196)	$(88)	$108
INVESTMENT IN INTER PIPELINE LTD.
During 2021, in accordance with a third-party offer to purchase, the Company elected to take total cash proceeds of $128 million, or $20.00 per common share, in exchange for its 6.4 million common shares investment in Inter Pipeline Ltd ("Inter Pipeline"). The Company's investment did not constitute significant influence, and was accounted for at fair value through profit or loss, measured at each reporting date.
The (gain) loss from the investment in Inter Pipeline was comprised as follows:

	2022	2021	2020
(Gain) loss from investment	$—	$(51)	$68
Dividend income	—	(2)	(5)
	$—	$(53)	$63